Exhibit 99.1

Inspire Medical Systems, Inc. Announces Preliminary Unaudited Revenue Results for the Fourth Quarter and Full Year 2025 and Provides Initial 2026 Revenue Guidance

Inspire Announces Appointment of Matt Osberg as Executive Vice President and Chief Financial Officer Joining the Company in the First Quarter of 2026

MINNEAPOLIS, MN - January 12, 2026 - Inspire Medical Systems, Inc. (NYSE: INSP) (“Inspire”, or the “Company”), a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea, today announced certain preliminary, unaudited results for the fourth quarter and full year ended December 31, 2025, and provided its initial full year 2026 revenue guidance. Further, the Company announced the appointment of Matt Osberg as Executive Vice President and Chief Financial Officer.

Preliminary, Unaudited Fourth Quarter and Full Year 2025 Revenue

•Revenue for the fourth quarter of 2025 is anticipated to be in the range of $268.9 million to $269.1 million, an approximately 12% increase over the same quarter of 2024
•Revenue for full year 2025 is anticipated to be in the range of $911.8 million to $912.0 million, an approximately 14% increase over full year 2024

Initial Full Year 2026 Revenue Guidance

•Revenue for full year 2026 is anticipated to be in the range of $1,003 million to $1,013 million, a 10% to 11% increase over full year 2025

“We are very pleased with our strong preliminary revenue performance in the fourth quarter as the team executed exceptionally well and finished the year with significant momentum,” said Tim Herbert, Chairman and Chief Executive Officer of Inspire Medical Systems. “2025 was a transition year for the company with the launch of the Inspire V system, and momentum grew significantly throughout the second half of the year, and we are very proud of the strong acceptance of this fifth-generation Inspire system further evidenced by the safety and clinical evidence that was presented throughout the year.”

“With the momentum we are seeing, we are pleased to reaffirm the preliminary outlook we provided on our third quarter earnings call of 10% to 11% revenue growth in 2026 as compared to 2025. We view the recent reimbursement developments as a positive step and are continuing to work with the relevant agencies to gain clarification on coding. Our outlook does not include any contribution from increased reimbursement at this time, and we will continue to provide updates, including on our upcoming earnings call,” continued Mr. Herbert.

Chief Financial Officer Announcement

The Company also announced the appointment of Matt Osberg as its new Executive Vice President and Chief Financial Officer. Mr. Osberg is an accomplished C-suite financial executive with over 20 years of experience in global financial leadership, corporate governance, and strategic transformation across diverse industries and geographies. Mr. Osberg was most recently Executive Vice President and Chief Financial Officer at Apogee Enterprises, Inc. in Minneapolis, MN. Previously, he was the Chief Financial Officer at Helen of Troy, Ltd in El Paso,

TX, and prior to that held various finance leadership roles at Best Buy, Inc. Mr. Osberg started his career at Ernst & Young LLP. Mr. Osberg’s start date is January 19, 2026.

“We are very excited to have Matt Osberg join Inspire and bring his years of public company experience to take us through our next wave of growth as we continue the adoption of Inspire therapy globally,” continued Mr. Herbert. “Finally, we wish to thank Rick Buchholz for his many years at Inspire and wish him well in his future endeavors.”

Inspire previously announced its participation in the 44th Annual J.P. Morgan Healthcare Conference at the Westin St. Francis Hotel in San Francisco, CA, including a formal company presentation at 9:45 a.m. P.T. on Monday, January 12, 2026.

Financial Disclosure Advisory

Full consolidated financial statements as of and for the quarter and year ended December 31, 2025 are not yet complete as of the date of this press release, and the Company’s financial results for such period may differ materially from the preliminary, unaudited financial results herein. The preliminary financial results presented herein are based upon information available as of the date of this press release and are subject to change upon completion of all quarter and year-end close processes, as well as the possible occurrence of interim events prior to the issuance of our full financial statements. In addition, the annual audit of the financial statements for the fiscal year ended December 31, 2025 by the Company’s independent registered public accounting firm is not complete and could result in changes to the information set forth herein. Accordingly, undue reliance should not be placed on the preliminary financial results herein. Please also refer to the "Forward Looking Statements" provided below.

About Inspire Medical Systems

Inspire is a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea. Inspire’s proprietary Inspire therapy is the first FDA, EU MDR and PDMA-approved neurostimulation technology of its kind that provides a safe and effective treatment for moderate to severe obstructive sleep apnea.

For additional information about Inspire, please visit www.inspiresleep.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding our preliminary, unaudited fourth quarter and full year results for fiscal 2025, our expectations regarding full year 2026 financial outlook, and our expectations around coding and reimbursement rates for our therapy. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” “guidance,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, our financial results may fluctuate significantly and may not fully reflect the underlying performance of our business; our history of operating losses and dependency on our Inspire therapy for revenues; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate and clear levels of coverage or reimbursement for our Inspire therapy or any future products we may seek to commercialize; competitive companies, technologies and pharmaceuticals in our industry; our involvement in current or future legal disputes or regulatory proceedings; our ability to expand our indications and develop and commercialize additional products and enhancements to our Inspire therapy; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; our ability to accurately forecast customer demand for our Inspire therapy and manage our inventory; our dependence on third-party suppliers, vendors, and contract manufacturers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire therapy in markets outside of the U.S.; our ability to manage our growth; our ability to hire and retain our senior management and other highly qualified personnel; risk related to product liability claims and warranty claims; our ability to address quality issues that may arise with our Inspire therapy; our ability to successfully integrate any acquired business, products, or technologies; changes in global macroeconomic trends; our business model and strategic plans for products, technologies and business, including our implementation thereof; the impact of glucagon-like peptide 1 class of drugs on demand for our Inspire therapy; risks related to information technology and cybersecurity; our ability to commercialize or obtain regulatory approvals for our Inspire therapy, or the effect of delays in commercializing or obtaining regulatory approvals; and FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally.

Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this press release can be found under the captions “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this press release.

Investor & Media Contact
Ezgi Yagci
Vice President, Investor Relations
ezgiyagci@inspiresleep.com
617-549-2443